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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): August 19, 1999

                               HANNAFORD BROS. CO.
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             (Exact Name of Registrant as Specified in its Charter)


                                      MAINE
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                 (State or Other Jurisdiction of Incorporation)


        1-7603                                        01-0085930
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Commission File Number)                 (I.R.S. Employer Identification No.)

145 PLEASANT HILL ROAD                                               04074
SCARBOROUGH, MAINE
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(Address of Principal Executive offices)                            (Zip Code)

                                 (207) 883-2911
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               (Registrant's Telephone Number, Including Area Code

                                       N/A
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          (Former Name or Former Address, if changed Since Last Report)

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
Item 5.              Other Events.

           Hannaford Bros. Co., a Maine corporation (the "Company"), has entered into an Agreement and Plan of Merger, dated as of August 17, 1999 (the "Merger Agreement"), with Food Lion, Inc., a North Carolina corporation ("Food Lion"), and FL Acquisition Sub, Inc., a Maine corporation and a wholly-owned subsidiary of Food Lion ("Merger Subsidiary"). The Merger Agreement provides that, following the satisfaction or waiver of the conditions set forth therein, Merger Subsidiary will be merged with and into the Company (the "Merger"). The Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

           Pursuant to the Merger Agreement, each share of common stock, par value $0.75 per share, of the Company ("Company Common Stock"), issued and outstanding immediately prior to the effective time of the Merger, other than shares owned by Food Lion (which will include the shares received by Food Lion from the Empire Stockholders pursuant to the Stock Exchange Agreement referred to below) or shares held by persons who properly have demanded appraisal of their shares under applicable law, will be converted into the right to receive
(A) $79.00 in cash, without interest, or (B) the number of fully paid and non-assessable shares of Class A common stock of Food Lion ("Food Lion Common Stock") equal to $79.00 divided by (i) the average of the per share last sales prices, regular way (rounded to 4 decimal points) of Food Lion Common Stock as reported on the New York Stock Exchange, Inc. composite transactions reporting system as reported in the New York City edition of The Wall Street Journal, or, if not reported therein, another authoritative source, for the ten consecutive trading days prior to (but not including) the closing date of the Merger (the "Food Lion Average Stock Price") or (ii) $9.00, whichever is higher.

           The aggregate number of shares of Company Common Stock to be converted into the right to receive cash in the Merger (the "Cash Election Number") will be 27,316,686 shares (representing 86% of the outstanding shares of Company Common Stock as of August 16, 1999 excluding the shares to be exchanged by the Empire Stockholders pursuant to the Stock Exchange Agreement) plus 86% of any shares of Company Common Stock issued after the date of the Merger Agreement pursuant to the exercise of Company stock options outstanding at the date of the Merger Agreement. The remaining number of shares of Company Common Stock outstanding immediately prior to the effective time of the Merger (the "Stock Election Number") will be converted into the right to receive Food Lion Common Stock in the Merger. There were 42,182,153 shares of Company Common Stock outstanding on August 16, 1999.

           Hannaford shareholders will have the right to elect cash or Food Lion Common Stock in respect of each of their shares of Company Common Stock. Elections in excess of the Cash Election Number or Stock Election Number will result in allocations on a pro-rata basis pursuant to the procedures set forth in the Merger Agreement.

           In connection with the execution of the Merger Agreement, Empire Company Limited and E.C.L. Investments Limited (collectively, the "Empire Stockholders")


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


entered into a Stock Exchange Agreement with Food Lion. Pursuant to the Stock Exchange Agreement, immediately prior to the closing of the Merger, the Empire Stockholders will exchange 10,418,565 shares of their Company Common Stock for aggregate consideration of $823,066,635 (the "Total Consideration"), determined and payable as follows: (A) $365,000,000 (the "Share Consideration") payable in Food Lion Common Stock, with the number of shares of Food Lion Common Stock to be delivered to the Empire Stockholders being calculated as $365,000,000 divided by the Food Lion Average Stock Price or $9.00, whichever is greater and (B) an amount in cash (the "Cash Consideration") equal to the difference between the Total Consideration and the Share Consideration. Empire Stockholders may elect to adjust, upwards or downwards, the cash and stock mix of the Total Consideration, provided that the Share Consideration may in no event be less than $315,000,000 (subject to adjustment as set forth in the agreement) or in excess of $421,000,000.

           In connection with the execution of the Merger Agreement, the Empire Stockholders also entered into a Voting Agreement with Food Lion pursuant to which, among other things, the Empire Stockholders agreed to vote 10,418,565 of their shares of Company Common Stock (representing approximately 24.7% of the outstanding Company Common Stock) in favor of the Merger. Copies of the Voting Agreement and Stock Exchange Agreement are attached as Exhibits A and B to the Merger Agreement attached hereto as Exhibit 2.1.

           Consummation of the Merger is conditioned upon, among other things, the receipt of the requisite vote of Hannaford shareholders and the expiration of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Company anticipates that the Merger will be consummated in the first or second quarter of 2000.

           On August 18, 1999, the Company and Food Lion issued a joint press release (the "Press Release") announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.              Financial Statements
                     Pro Forma Financial Information and Exhibits.
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   (a) - (b)         Not Applicable.
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          (c)        Exhibits Required by Item 601 of Regulation S-K.
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                     2.1       Agreement and Plan of Merger, dated as of August
                               17, 1999, among Food Lion, Inc., Hannaford Bros. Co. and FL Acquisition Sub, Inc. (the Voting Agreement and Stock Exchange Agreement are attached thereto as Exhibits A and B, respectively)


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


                     99 Press Release issued by Food Lion, Inc. and Hannaford Bros. Co. dated August 17, 1999.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           HANNAFORD BROS. CO.

                           By: /s/ Charles H. Crockett
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                               Name: Charles H. Crockett
                               Title: Assistant Secretary


Date:  August 19, 1999





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                                  EXHIBIT INDEX

Exhibit No.          Exhibit
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2.1        Agreement and Plan of Merger, dated as of August 17, 1999, among Food
           Lion, Inc., Hannaford Bros. Co. and FL Acquisition Sub, Inc. (the Voting Agreement and Stock Exchange Agreement are attached thereto as Exhibits A and B, respectively)

99 Press Release issued by Food Lion, Inc. and Hannaford Bros. Co. dated August 17, 1999.




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